Exhibit 3.31

Ministry of Finance BC Registry Services	Mailing Address: PO BOX 9431 Stn Prov Govt. Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard St. Victoria BC 250 356-8626

CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies
Notice of Articles BUSINESS CORPORATIONS ACT
RON TOWNSHEND November 4, 2010

This Notice of Articles was issued by the Registrar on: November 4, 2010 10:10 AM Pacific Time

Incorporation Number:     BC0894591

Recognition Date and Time: Incorporated on November 4, 2010 10:10 AM Pacific Time

NOTICE OF ARTICLES

An unlimited liability company must set out on the face of each share certificate the following statement:

“The shareholders of this company are jointly and severally liable to satisfy the debts and liabilities of this company to the extent provided in section 51.3 of the Business Corporations Act.”

Name of Company:

THOMPSON CREEK SERVICES ULC

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
#1900 - 355 BURRARD STREET	#1900 - 355 BURRARD STREET
VANCOUVER BC V6C 2G8	VANCOUVER BC V6C 2G8
CANADA	CANADA

RECORDS OFFICE INFORMATION
Mailing Address:	Delivery Address:
#1900 - 355 BURRARD STREET	#1900 - 355 BURRARD STREET
VANCOUVER BC V6C 2G8	VANCOUVER BC V6C 2G8
CANADA	CANADA

1

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
CASSITY, WENDY

Mailing Address:	Delivery Address:
26 WEST DRY CREEK CIRCLE, #810	26 WEST DRY CREEK CIRCLE, #810
LITTLETON CO 80120	LITTLETON CO 80120
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
SHELLHAAS, S. SCOTT

Mailing Address:	Delivery Address:
26 WEST DRY CREEK CIRCLE, #810	26 WEST DRY CREEK CIRCLE, #810
LITTLETON CO 80120	LITTLETON CO 80120
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
LOUGHREY, KEVIN

Mailing Address:	Delivery Address:
26 WEST DRY CREEK CIRCLE, #810	26 WEST DAY CREEK CIRCLE, #810
LITTLETON CO 80120	LITTLETON CO 80120
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
SAXTON, PAMELA

Mailing Address:	Delivery Address:
26 WEST DRY CREEK CIRCLE, #810	26 WEST DRY CREEK CIRCLE, #810
LITTLETON CO 80120	LITTLETON CO 80120
UNITED STATES	UNITED STATES

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	COMMON Shares	Without Par Value

Without Special Rights or Restrictions attached

2

Ministry of Finance BC Registry Services	Mailing Address: PO BOX 9431 Stn Prov Govt. Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard St. Victoria BC 250 356-8626

Incorporation	CERTIFIED COPY
Application For a BC Unlimited	Of a Document filed with the Province of British Columbia Registrar of Companies
Liability Company FORM 1U BUSINESS CORPORATIONS ACT Section 10 and 51.11
RON TOWNSHEND November 4, 2010

FILING DETAILS:	Incorporation Application for a BC Unlimited Liability Company for: THOMPSON CREEK SERVICES ULC

Incorporation Number: BC0894591

Filed Date and Time:	November 4, 2010 10:10 AM Pacific Time

Recognition Date and Time:	Incorporated on November 4, 2010 10:10 AM Pacific Time

INCORPORATION APPLICATION FOR A BC UNLIMITED LIABILITY COMPANY

Name Reservation Number:	Name Reserved:
NR3305765	THOMPSON CREEK SERVICES ULC

INCORPORATION EFFECTIVE DATE:

The incorporation is to take effect at the time that this application is filed with the Registrar.

INCORPORATOR INFORMATION

Last Name, First Name, Middle Name:	Mailing Address:
CHINN, LINDA S.	#1900 - 355 BURRARD STREET
VANCOUVER BC V6C 2G8
CANADA

COMPLETING PARTY

Last Name, First Name, Middle Name:	Mailing Address:
CHINN, LINDA S.	#1900 - 355 BURRARD STREET
VANCOUVER BC V6C 2G8 CANADA

Completing Party Statement

I, LINDA S. CHINN, the completing party, have examined the articles and the incorporation agreement applicable to the company that is to be incorporated by the filing of the Incorporation Application and confirm that:

a)                   the Articles and the Incorporation Agreement both contain a signature line for each person identified as an incorporator in the Incorporation Application with the name of that person set out legibly under the signature lines,

b)                  an original signature has been placed on each of those signature lines, and

c)                   I have no reason to believe that the signature placed on a signature line is not the signature of the person whose name is set out under that signature line.

NOTICE OF ARTICLES

An unlimited liability company must set out on the face of each share certificate the following statement:

“The shareholders of this company are jointly and severally liable to satisfy the debts and liabilities of this company to the extent provided in section 51.3 of the Business Corporations Act.”

Name of Company:
THOMPSON CREEK SERVICES ULC

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
#1900 - 355 BURRARD STREET	#1900 - 355 BURRARD STREET
VANCOUVER BC V6C 2G8	VANCOUVER BC V6C 2G8
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
#1900 - 355 BURRARD STREET	#1900 - 355 BURRARD STREET
VANCOUVER BC V6C 2G8	VANCOUVER BC V6C 2G8
CANADA	CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
CASSITY, WENDY

Mailing Address:	Delivery Address:
26 WEST DRY CREEK CIRCLE, #810	26 WEST DRY CREEK CIRCLE, #810
LITTLETON CO 80120	LITTLETON CO 80120
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
SHELLHAAS, S. SCOTT

Mailing Address:	Delivery Address:
26 WEST DRY CREEK CIRCLE, #810	26 WEST DRY CREEK CIRCLE, #810
LITTLETON CO 80120	LITTLETON CO 80120
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
LOUGHREY, KEVIN

Mailing Address:	Delivery Address:
26 WEST DRY CREEK CIRCLE, #810	26 WEST DRY CREEK CIRCLE, #810
LITTLETON CO 80120	LITTLETON CO 80120
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
SAXTON, PAMELA

Mailing Address:	Delivery Address:
26 WEST DRY CREEK CIRCLE, #810	26 WEST DRY CREEK CIRCLE, #810
LITTLETON CO 80120	LITTLETON CO 80120
UNITED STATES	UNITED STATES

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	COMMON Shares	Without Par Value

Without Special Rights or Restrictions attached